EXHIBIT 99
                                                                      ----------




              THE FIRST AMERICAN CORPORATION REPORTS RECORD RESULTS
                    FOR THE FOURTH QUARTER AND FULL YEAR 2002
               - Net Income for the Quarter Increases 58 Percent -


SANTA ANA, Calif., Feb. 12, 2003 - The First American Corporation (NYSE: FAF), the nation's leading diversified provider of business information and related products and services, today announced all-time record results for the fourth quarter and year ended Dec. 31, 2002:


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                                 For the Three Months Ended                   For the Twelve Months Ended
                                          December 31                                 December 31
                        ---------------------- -------------------     -------------------- ---------------------
                                2002                  2001                    2002                  2001
                        ---------------------- -------------------     -------------------- ---------------------

Revenues                $ 1.37  billion       $ 1.07 billion           $ 4.70 billion       $ 3.75 billion
Net income              $ 82.8 million        $ 52.3 million           $ 234.4 million      $ 167.3 million
Net income per
    diluted share                 $1.01                 $.68                     $2.92                $2.27


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Summary of Operations

     "2002 was a banner year," stated Parker S. Kennedy, president of The First American Corporation. "Record levels of home purchases and refinancings, spurred by historically low interest rates, produced record-high transaction volume in 2002 and contributed to impressive financial results in the real estate-related segments of our Financial Services and Information Technology groups."



                                     -more-

Quarterly Financial Highlights

Financial Services Group:

     Record operating revenues for the fourth quarter 2002 were $1.05 billion, an increase of 28 percent when compared with $817.3 million for the fourth quarter of 2001.

     Pretax income was a record $110.8 million, an increase of 83 percent when compared with $60.4 million in the prior year quarter.

     Pretax margins improved to 10.4 percent compared with 7.3 percent for the fourth quarter 2001 and 9.6 percent for the third quarter 2002.

Information Technology Group:

     Record operating revenues for the fourth quarter 2002 were $300.4 million, an increase of 28 percent compared with $234.7 million for the prior year quarter.

     Pretax income was a record $77.0 million, an increase of 31 percent when compared with $58.9 million in the prior year quarter.

     Pretax margins improved to 24.7 percent compared with 24.2 percent for the fourth quarter 2001.

2003 Outlook

     Kennedy continued: "Order counts in our real estate-related businesses remain at elevated levels, which should bode well for the company's results during the first half of 2003. Our focus continues to be on steady margin improvement through technology initiatives, back-office consolidation and solid expense controls. In addition, we are excited about our merger with US Search, which is expected to close in the second quarter 2003. This new public entity, which will be named First Advantage Corporation, will provide significant growth opportunities in the rapidly expanding screening services industry."

Teleconference/Webcast

     First American's fourth-quarter and year-end results will be discussed in more detail on Wednesday, Feb.12, 2003, at 11:30 a.m. EST via teleconference. The dial-in number is (888) 396-9928 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web Site at www.firstam.com/investor. An audio replay of the conference call will be available through Feb. 16, 2003, by dialing (402) 998-1118. An audio archive of the call will also be available for replay on First American's Web site.


                                     -more-

About First American

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's leading diversified provider of business information, the company supplies businesses and consumers with the information resources that affect the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $4.70 billion in 2002, First American has approximately 25,000 employees in more than 1,300 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

Forward Looking Statements

     Certain statements made in this press release, including those relating to 2003 first-half results, margin improvements and growth opportunities in the screening services industry are forward-looking. Risks and uncertainties exist which may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2001, filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.





                       (Additional Financial Data Follows)


                                     -more-

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                               Summary of Earnings

                                                        For the Three Months Ended                 For the Twelve Months Ended
                                                                 December  31                                December 31
                                                   ---------------------------------------    --------------------------------------
                                                          2002                2001                  2002                2001
                                                   ---------------------------------------    --------------------------------------
Revenues                                               $ 1,374,391,000    $ 1,072,932,000       $ 4,704,209,000    $ 3,750,723,000
Income before income taxes and minority interests       $  152,272,000      $ 100,655,000         $ 449,907,000     $  329,540,000
Income taxes                                            $   49,800,000      $  34,300,000         $ 149,900,000     $  117,500,000
Minority interests                                      $   19,660,000      $  14,075,000         $  65,640,000      $  44,772,000
Net income                                              $   82,812,000      $  52,280,000         $ 234,367,000     $  167,268,000
Net income per share:
    Basic                                                        $1.13              $0.76                 $3.27              $2.51
    Diluted                                                      $1.01              $0.68                 $2.92              $2.27
Weighted average shares outstanding:
    Basic                                                   73,101,000         68,641,000            71,594,000         66,568,000
    Diluted                                                 83,935,000         79,667,000            82,567,000         75,834,000

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                      Cash Provided by Operating Activities

                                                           For the Three Months Ended              For the Twelve Months Ended
                                                                December 31                                 December 31
                                                  ----------------------------------------    -------------------------------------
                                                         2002                 2001                  2002               2001
                                                  ----------------------------------------    -------------------------------------
Cash provided by operating activities                $ 210,089,000        $ 106,039,000          $ 540,607,000      $ 388,247,000

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                        Summary Balance Sheet Information

                                                                                         December 31               December 31
                                                                                 --------------------------------------------------
                                                                                            2002                      2001
                                                                                 --------------------------------------------------
Total stockholders' equity                                                                 $1,364,589,000          $1,104,452,000
Book value per share                                                                               $18.53                  $16.08


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                      Summary Title Insurance Order Counts
                             From Direct Operations

                                                                                               For the Three Months Ended
                                                                                                     December 31
                                                                                 ---------------------------------------------------
                                                                                         2002                         2001
                                                                                 ---------------------------------------------------
Title orders opened:
     October                                                                               236,400                         227,500
     November                                                                              195,600                         204,600
     December                                                                              174,700                         146,900
                                                                                 -------------------             -------------------
          Fourth quarter total                                                             606,700                         579,000
                                                                                 ===================             ===================
Title orders closed:
     October                                                                               176,500                         135,200
     November                                                                              154,800                         134,700
     December                                                                              165,300                         150,400
                                                                                 -------------------             -------------------
          Fourth quarter total                                                             496,600                         420,300
                                                                                 ===================             ===================

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                       (Additional Financial Data Follows)


                                     -more-

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                            Selected Financial Data

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                                                        For the Three Months Ended             For the Twelve Months Ended
                                                                December 31                           December 31
                                                    ----------------------------------    ----------------------------------
                                                           2002            2001                 2002               2001
                                                    ----------------------------------    ----------------------------------
RESULTS OF OPERATIONS

Revenues
  Operating revenues                                $ 1,346,241,000    $ 1,052,017,000    $ 4,633,278,000    $  3,662,986,000
  Investment and other income                            28,586,000         22,204,000         89,823,000          81,093,000
  Net realized investment gains (losses)                   (436,000)        (1,289,000)       (18,892,000)          6,644,000
                                                    ----------------   ----------------   ----------------   -----------------
                                                      1,374,391,000      1,072,932,000      4,704,209,000       3,750,723,000
                                                    ----------------   ----------------   ----------------   -----------------
Expenses
  Salaries and other personnel costs                    432,878,000        345,509,000      1,523,195,000       1,263,451,000
  Premiums retained by agents                           377,016,000        299,009,000      1,292,297,000         960,215,000
  Other operating expenses                              303,480,000        231,231,000      1,049,125,000         853,604,000
  Provision for title losses and other claims            66,578,000         50,970,000        224,589,000         180,646,000
  Depreciation and amortization                          23,935,000         30,423,000         96,829,000         108,348,000
  Premium taxes                                          10,177,000          7,370,000         34,658,000          24,840,000
  Interest                                                8,055,000          7,765,000         33,609,000          30,079,000
                                                    ----------------   ----------------   ----------------   -----------------
                                                      1,222,119,000        972,277,000      4,254,302,000       3,421,183,000
                                                    ----------------   ----------------   ----------------   -----------------
Income before income taxes and minority interests   $   152,272,000    $   100,655,000    $   449,907,000    $    329,540,000
                                                    ================   ================   ================   =================

OPERATING REVENUES

Financial Services
  Title Insurance and Services:
     Direct operations                              $   532,105,000    $   412,588,000    $ 1,803,775,000    $ 1,463,303,000
     Agency operations                                  461,364,000        366,361,000      1,589,817,000      1,185,691,000
                                                    ----------------   ----------------   ----------------   -----------------
                                                        993,469,000        778,949,000      3,393,592,000      2,648,994,000
  Specialty Insurance                                    42,989,000         27,806,000        143,307,000        112,054,000
  Trust and Other Services                                9,396,000         10,577,000         41,737,000         39,882,000
                                                    ----------------   ----------------   ----------------   -----------------
                                                      1,045,854,000        817,332,000      3,578,636,000      2,800,930,000
                                                    ----------------   ----------------   ----------------   -----------------
Information Technology
  Mortgage Information                                  142,910,000        111,453,000        479,288,000        407,006,000
  Property Information                                   75,728,000         56,869,000        259,315,000        210,975,000
  Credit Information                                     55,148,000         52,856,000        215,337,000        194,981,000
  Screening Information                                  26,601,000         13,507,000        100,702,000         49,094,000
                                                    ----------------   ----------------   ----------------   -----------------
                                                        300,387,000        234,685,000      1,054,642,000        862,056,000
                                                    ----------------   ----------------   ----------------   -----------------
Total operating revenues                            $ 1,346,241,000    $ 1,052,017,000    $ 4,633,278,000    $ 3,662,986,000
                                                    ================   ================   ================   =================


INCOME BEFORE INCOME TAXES AND
  MINORITY INTERESTS

Financial Services
  Title Insurance and Services                      $   101,932,000    $    52,391,000    $   271,720,000    $   173,654,000
  Specialty Insurance                                     6,610,000          4,174,000         24,465,000         11,929,000
  Trust and Other Services                                2,293,000          3,846,000         13,548,000         12,269,000
                                                    ----------------   ----------------   ----------------   -----------------
                                                        110,835,000         60,411,000        309,733,000        197,852,000
                                                    ----------------   ----------------   ----------------   -----------------
Information Technology
  Mortgage Information                                   46,604,000         39,608,000        146,849,000        129,751,000
  Property Information                                   23,389,000         11,518,000         71,459,000         35,321,000
  Credit Information                                      8,439,000          8,881,000         39,266,000         30,062,000
  Screening Information                                  (1,409,000)        (1,155,000)         2,459,000           (286,000)
                                                    ----------------   ----------------   ----------------   -----------------
                                                         77,023,000         58,852,000        260,033,000        194,848,000
                                                    ----------------   ----------------   ----------------   -----------------
Total before corporate expenses and
 minority interest                                      187,858,000        119,263,000        569,766,000        392,700,000
  Corporate expense                                      35,586,000         18,608,000        119,859,000         63,160,000
                                                    ----------------   ----------------   ----------------   -----------------
Income before income taxes and minority interests   $   152,272,000    $   100,655,000    $   449,907,000    $   329,540,000
                                                    ================   ================   ================   =================
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